INCOME TAXES	12 Months Ended
Dec. 29, 2013
INCOME TAXES [Abstract]
INCOME TAXES
4	INCOME TAXES

The components of the provision (benefit) for income taxes consist of the following:

Years ended December 29, December 30 and December 25	2013	2012	2011
Continuing operations
Current:
Federal	$3,864	$5,290	$2,169
State	867	294	1,069
Total current	4,731	5,584	3,238

Deferred:
Federal	10,438	12,828	9,575
State	2,003	3,276	1,491
Total deferred	12,441	16,104	11,066
Total provision for income taxes for continuing operations	$17,172	$21,688	$14,304

Discontinued operations
Current:
Federal	$(649)	$(210)	$(412)
State	(118)	(11)	(74)
Total current	(767)	(221)	(486)

Deferred:
Federal	628	617	671
State	126	122	144
Total deferred	754	739	815
Total provision (benefit) for income taxes for discontinued operations	$(13)	$518	$329

The significant differences between the statutory federal income tax rates and the effective income tax rates are as follows:

Years ended December 29, December 30 and December 25	2013	2012	2011
Statutory federal income tax rate	35.0%	35.0%	35.0%
State income taxes, net of federal tax benefit	4.5	5.0	5.1
Other	0.1	-	(0.4)
Effective income tax (benefit) rate	39.6%	40.0%	39.7%

Temporary differences that give rise to the deferred tax assets and liabilities at December 29, 2013 and December 30, 2012 are as follows:

	2013	2012
Current assets
Receivables	$388	$720
Inventories	33	32
Other assets	676	668
Accrued compensation	549	731
Accrued employee benefits	930	998
Total current deferred tax assets	2,576	3,149

Current liabitites
Accrued state taxes	(68)	(117)
Total current deferred tax liability	(68)	(117)

Total net current deferred tax assets	$2,508	$3,032

Non-current assets
Accrued employee benefits	$24,530	$34,445
State deferred income taxes	2,251	4,502
State net operating loss	2,192	2,122
Intangible assets	9,813	19,989
Other assets	484	278
Total non-current deferred tax assets	39,270	61,336

Non-current liabilities
Property and equipment	(18,584)	(19,468)
Valuation allowances	(184)	(199)
Other liabilities	(377)	(96)
Total non-current deferred tax assets	(19,145)	(19,763)

Total net non-current deferred tax assets	$20,125	$41,573

We deduct television and radio broadcast licenses and tax-deductible goodwill over a period of 15 years from the date of acquisition.  The non-cash television and radio broadcast license impairment charge recorded in 2012 is not currently deductible for income tax purposes and has caused us to recognize a deferred tax asset.  We believe it is more likely than not that we will realize a tax benefit for our deferred tax assets and we believe that they will be utilized to offset future taxable income over the next 20 years in accordance with current income tax law.  In the future, we may be required to record a valuation allowance against our deferred tax assets if we have future operating losses or reductions in our expected future profitability which would cause us to believe we would be unable to utilize them.

At December 29, 2013, we have $2,192 of tax-effected state net operating loss carryforwards available to offset against future taxable income over the next 20 years.  The net operating losses begin expiring in 2028.  To the extent we believe it is more likely than not that certain of the net operating loss carryforwards will expire unused, we have recorded $0 in valuation allowances.  There are also $184 of capital loss carryforwards that will expire in 2017.  We have $184 in valuation allowances for these capital loss carryforwards due to uncertainties surrounding their use.

We file tax returns in the United States federal jurisdiction, as well as in approximately 14 state and local jurisdictions.  The statute of limitations for assessing additional taxes is three years for federal purposes and typically between three and four years for state and local purposes.  Accordingly, our 2010 through 2012 tax returns are open for federal purposes, and our 2009 through 2012 tax returns remain open for state tax purposes, unless the statute of limitations has been previously extended.  Currently, we are under audit by the IRS for our 2010 and 2011 tax returns, in Wisconsin for our 2004 through 2007 tax returns and in Illinois for our 2006 and 2007 tax returns.

As of December 29, 2013, our liability for unrecognized tax benefits was $727, which, if recognized, would have an impact on our effective tax rate.  As of December 29, 2013, it is reasonably possible for $1,003 of unrecognized tax benefits and related interest to be recognized within the next 12 months due to settlements with taxing authorities.

The following table summarizes the activity related to our unrecognized tax benefits during 2013, 2012 and 2011:

	2013	2012	2011
Beginning balance	$762	$885	$913
Increases due to prior year tax provisions	-	-	14
Decreases related to prior year tax provisions	-	-	(10)
Decreases due to the expiration of statutes of limitations	(8)	(7)	(32)
Decreases due to settlements	(27)	(116)	-
Ending Balance	$727	$762	$885

We recognize interest income/expense and penalties related to unrecognized tax benefits in our provision for income taxes.  At December 29, 2013 and December 30 2012, we had $276 and $229, respectively, accrued for interest expense and penalties.  During 2013 and 2012, we recognized $56 and $29 of interest expense, respectively, related to unrecognized tax benefits.  Our liability for interest and penalties decreased by $8 due to settlements with taxing authorities.